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                                                                     Exhibit 4.1

                                PAR VALUE $.001

Number                                                                  Shares
0616                                                                     XXX

                              NEWSMAX MEDIA, INC.


                                    SPECIMEN
This Certifies that _____________________________________________________ is the

registered holder of                   NONE                               Shares
                     _____________________________________________________

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                              NEWSMAX MEDIA, INC.

transferable only on the books of the Corporation by the holder hereof in person of by Attorney upon surrender of this Certificate properly endorsed.

   In Witness Whereof: the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________ day of _____________ A.D. ___________

  /s/ Christopher Ruddy                                /s/ M.A. HL
_____________________________                ________________________________
        PRESIDENT                                       SECRETARY

                           [NEWSMAX MEDIA, INC. SEAL]

                         JERSEY TRANSFER AND TRUST CO.
                          201 BLOOMFIELD AVE. BOX #36
                            VERONA, NEW JERSEY 07044

                                      XXX
                        ________________________________
                             AUTHORIZED SIGNATURES
                                 TRANSFER AGENT